Exhibit 32.1
CERTIFICATION FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Quarterly Report of Encore Wire Corporation (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel L. Jones, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 2, 2018

/s/ DANIEL L. JONES
Daniel L. Jones Chairman, President and Chief Executive Officer